                                                                   EX-99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In  connection  with the  shareholder  report of American  Century  Capital
Portfolios,  Inc.  (the  "Registrant")  on  Form  N-CSR  for the  period  ending
September 30, 2005 (the "Report"),  we, the  undersigned,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  November 29, 2005

                                    /s/ William M. Lyons
                                    -----------------------------------------
                                    William M. Lyons
                                    President
                                    (chief executive officer)

                                    /s/ Maryanne L. Roepke
                                    ------------------------------------------
                                    Maryanne L. Roepke
                                    Sr. Vice President, Treasurer, and
                                    Chief Accounting Officer
                                    (chief financial officer)